MFS(R)/SUN LIFE SERIES TRUST


Bond Series                                 Massachusetts Investors Trust Series
Capital Appreciation Series                 Mid Cap Growth Series
Capital Opportunities Series                Mid Cap Value Series
Emerging Growth Series                      Money Market Series
Emerging Markets Equity Series              New Discovery Series
Global Governments Series                   Research Series
Global Growth Series                        Research Growth and Income Series
Global Total Return Series                  Research International Series
Government Securities Series                Strategic Growth Series
High Yield Series                           Strategic Income Series
International Growth Series                 Strategic Value Series
International Value Series                  Technology Series
Managed Sectors Series                      Total Return Series
Massachusetts Investors Growth Stock Series Utilities Series
                                            Value Series

          Supplement to the Current Statement of Additional Information

Effective immediately, the last sentence of the fourth paragraph and the fifth and sixth paragraphs under the caption "Additional Information With Respect to Shares of Each Series - Net Asset Value, Dividends and Distributions - Other Series" in the Trust's Statement of Additional Information are replaced in their entirety by the following:

         The Series value their portfolio securities at current market prices where current market prices are readily available, or at fair value as determined under the direction of the Board of Trustees when a determination is made that current market prices are not readily available. For example, in valuing securities that trade principally on foreign markets, the Series use the most recent closing market prices where available from the markets on which they principally trade, unless the most recent closing market prices, in the Series' judgment, do not represent current market values of these securities. Because developments that could affect the values of foreign securities may occur between the close of the foreign market where the security is principally traded and the Series' valuation time, such closing prices may not be reflective of current market prices and current market prices may not be readily available when the Series determine net asset value, and therefore the Series may adjust closing market prices of foreign securities to reflect what they believe to be the fair value of the securities as of the Series' valuation time.

         All investments and assets are expressed in U.S. dollars based upon current currency exchange rates.

                The date of this Supplement is November 24, 2003.